UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  MARCH 21, 2007
                                                  ------------------------------

                              SUNTERRA CORPORATION
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               (Exact name of registrant as specified in its charter)

     MARYLAND                        001-13815               95-4582157
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)            Identification No.)

          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                    89032
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (702) 804-8600
                                                    ----------------------------

                                       N/A
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           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 21, 2007, Sunterra Corporation held a public conference call to discuss with investors the proposed acquisition of Sunterra by Diamond Resorts, LLC. A copy of the transcript of this conference call is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

   Exhibit No.     Description
   -----------     -----------
       99.1        Transcript of Sunterra Corporation conference call on March
                   21, 2007

















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



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 22, 2007
                                    SUNTERRA CORPORATION


                                    By:  /s/  Frederick C. Bauman
                                        -------------------------------------
                                    Name:  Frederick C. Bauman
                                    Title: Vice President, General Counsel
                                           and Secretary
















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



                                  EXHIBIT INDEX

   Exhibit No.     Description
       99.1        Transcript of Sunterra Corporation conference call on March
                   21, 2007






























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